United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 7, 2005
                                                        -----------------

                            Lakeland Industries, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  0-15535                       13-3115216
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

                 701-7 Koehler Avenue, Ronkonkoma, NY 11779-7410
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (631) 981-9700
                                                           --------------

                 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
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         (Former name or former address, if changed since last report.)

Item 2.02   Results of Operations and Financial Condition
            On September 7, 2005, Lakeland Industries, Inc. (the "Company") issued a press release announcing the Company's quarterly financial results for the reporting period ended July 31, 2005. A copy of the Company's press release is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01   Financial Statements and Exhibits.
            (a) Not applicable.
            (b) Not applicable.
            (c) Exhibits. The following exhibit is being furnished herewith:
                99.1) Press Release of Lakeland Industries, Inc., dated
                      September 7, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LAKELAND INDUSTRIES, INC.


Date: September 7, 2005                     By:      /s/ Christopher J. Ryan
                                                     -----------------------
                                                     Christopher J. Ryan
                                                     President

                                                     /s/Gary Pokrassa
                                                     -----------------------
                                                     Gary Pokrassa
                                                     Chief Financial Officer

Table of Contents
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                                  EXHIBIT INDEX

Exhibit
Number                                  Description
======           ===========================================================

  99.1 Text of press release issued by Lakeland Industries, Inc., dated September 7, 2005, titled "Lakeland Industries Q2 FY 2006 Net Income Increases 44.3%."